THE GIRALDA FUND

Class I: GDAIX

Supplement dated May 23, 2014 to the Prospectus and Statement of Additional Information (“SAI”) dated October 28, 2013

The following supersedes any contrary information contained in any current Prospectus or the Fund’s Statement of Additional Information

Effective immediately, purchase of Class I Shares of The Giralda Fund (the “Fund”) is suspended. This Class will be liquidated on June 27, 2014.  However, GDAIX Shares are eligible for exchange into Class I of the Giralda Risk-Managed Growth Fund (GRGIX).

Accordingly, the prospectus has been amended:

References to Class I Shares.  All references to Class I shares in the prospectus and SAI are deleted effective as of June 27, 2014.

Suspension of Sales.  Effective immediately, the Fund will no longer accept orders to buy Class I shares of the Fund from any new investors or existing shareholders.

Discontinuation of Redemption Fee.  Effective immediately, Class I Shares of the Fund shall not charge a redemption fee on shares redeemed within 60 days of purchase. Any contrary references regarding a redemption fee in the Prospectus or Statement of Additional Information should be disregarded.

Beginning May 28, 2014 and prior to June 27, 2014, you may 1) exchange your Class I shares for Class I shares of the Giralda Risk-Managed Growth Fund (GRGIX), which has the same investment objective and investment strategy, at the new fund’s current asset value per share; or 2) redeem your investment in Class I shares of the Fund, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund’s Class I shares is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT EXCHANGED OR REDEEMED THEIR CLASS I SHARES OF THE FUND PRIOR TO JUNE 27, 2014 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-855-GIRALDA.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated October 28, 2013, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-855-GIRALDA.